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ALLIANCE CAPITAL [LOGO] (R)


                        THE ALLIANCE STOCK FUNDS
                        Alliance Growth and Income Fund, Inc.

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Supplement dated September 8, 2000 to the Prospectus and
Application, and Advisor Class Prospectus and Application, each dated February 1, 2000, of The Alliance Stock Funds.

On July 19-20, 2000, the Board of Directors of Alliance Growth and Income Fund, Inc. (the "Fund") approved several proposals that will be presented to the Fund's stockholders at a special meeting of stockholders scheduled for November 2, 2000.

These proposals include a proposed amendment to the Fund's investment advisory agreement to increase the advisory fee payable by the Fund to Alliance Capital Management L.P. (the "Adviser") and revise the current advisory fee breakpoint schedule. If stockholders approve the proposal, at the Fund's current size, the effective advisory fee would increase from .46 of 1% to .625 of 1% and the advisory fee breakpoint schedule would change. In recommending this proposal to the Directors, the Adviser noted that the Fund had significantly outperformed the average of its competitor universe as measured by Lipper Analytical Services, Inc. but that its advisory fee was significantly below this industry average. The Adviser further noted that the proposed fee increase was designed to bring the fee closer to, but still below, the Lipper industry average. The new advisory fee would become effective promptly following such approval. The Fund also will be requesting stockholder approval of, among other things, changes in two of the Fund's fundamental investment policies. These investment policy changes would (1) enable the Fund to engage in securities lending to the extent permitted by the Investment Company Act and (2) involve the reclassification the Fund's fundamental investment policies relating to portfolio diversification as non-fundamental and the revision of those policies to permit the Fund to fully utilize the investment latitude for diversified funds established by the Investment Company Act.



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Stockholders of the Fund need not take any action with respect to the proposals at this time. Proxy materials will be mailed in September to stockholders of the Fund of record as of September 8, 2000. These materials will describe the proposals in detail. If a stockholder buys Fund shares after this date, that stockholder will not be entitled to vote those shares on the proposals but may request a copy of the proxy materials.

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You should retain this Supplement with your Prospectus for future reference.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.






































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